SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: March 9, 1999



                                   AT&T CORP.

 A New York                     Commission File                  I.R.S. Employer
Corporation                       No. 1-1105                      No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400

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Form 8-K                                                              AT&T Corp.
March 9, 1999


Item 5.  Other Events.

AT&T is making available its audited consolidated financial results and certain other information for the year ended December 31, 1998. Filed as Exhibit 99 to this 8-K is the following information:

1. Management's Discussion and Analysis.

2. Five-Year Summary of Selected Financial Data.

3. Report of Independent Accountants.

4. Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996.

5. Consolidated Balance Sheets at December 31, 1998 and 1997.

6. Consolidated Statements of Changes in Shareowners' Equity for the Years Ended December 31, 1998, 1997 and 1996.

7. Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996.

8. Notes to Consolidated Financial Statements.



Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               Exhibit 23     Consent of PricewaterhouseCoopers LLP

               Exhibit 27     Financial Data Schedules

               Exhibit 99 AT&T Corp. consolidated financial results and certain other information for the year ended December 31, 1998.

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Form 8-K                                                              AT&T Corp.
March 9, 1999


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.




                                   /s/  N. S. Cyprus
                                   ------------------------------
                                   By:  N. S. Cyprus
                                        Vice President and Controller

March 8, 1999